Lee Enterprises Announces Intent to Pursue
Rights Offering to Potentially Reduce
Term Loan Debt Interest Rate to 5% for Five Years

FOR IMMEDIATE RELEASE

Davenport, Iowa (November 10, 2025) — Lee Enterprises, Inc. (Nasdaq: LEE) (“the Company”), a leading provider of local news and information, today announced its intent to commence a proposed equity rights offering (the “Proposed Rights Offering”).

The Company is pursuing the Proposed Rights Offering as a means to raise capital to support the Company’s planned digital transformation. The Proposed Rights Offering will have an aggregate offering value of up to $50.0 million (the “Offering Amount”).

In connection with the Proposed Rights Offering, we have an agreement in-principle with our term loan lender that, if we successfully raise the full Offering Amount of $50.0 million, we will receive a reduction in our annual interest rate from 9% to 5% for five years, resulting in interest savings of approximately $18 million annually and up to $90 million over the five-year period. The Proposed Rights Offering, however, is not conditioned on receipt of this interest rate reduction.

The net proceeds from the Proposed Rights Offering will be used for working capital and other activities necessary for the Company’s operations, such as investments in technology with respect to advertising strategies, audience outreach, the Company’s internal operations, and digital products.

The Company is also seeking stockholder consent to amend its charter to provide for authorization of (i) additional shares of its existing common stock (the “voting common stock”), (ii) shares of a new class of convertible non-voting common stock (the “non-voting common stock,” and together with the voting common stock, “common stock”) and (iii) “blank check” preferred stock. The Proposed Rights Offering will be conditioned on receipt of the requisite consents for items (i) and (ii) of the previous sentence.

In the Proposed Rights Offering, holders of the Company’s voting common stock will receive subscription rights that will consist of one basic subscription right and an over-subscription privilege.

•Each basic subscription right will entitle a holder to purchase a fixed number of shares of voting common stock at a to be determined subscription price.
•Holders that elect to fully subscribe to their basic subscription rights will be entitled to an over-subscription privilege that will allow such holders to elect to subscribe for additional shares of the Company’s common stock at the subscription price (up to the Offering Amount). Participants in the over-subscription will have the option to elect to receive either voting common stock or non-voting common stock.

To the extent subscription rights (including the over-subscription privilege) are not exercised for the full Offering Amount, the Proposed Rights Offering will allow for a subsequent placement of any shares of common stock that are not subscribed for within 45 days following the closing on a reasonable best efforts basis.

The Company’s non-voting common stock issued in the Proposed Rights Offering is expected to be automatically convertible upon the third anniversary of such stock’s issuance into the Company’s voting common stock. The non-voting common stock and the voting common stock will be identical in all respects, except that the non-voting common stock may not vote in any elections for our board of directors and may not vote upon any other matters voted on by our holders of our voting common stock. We do not intend to apply for listing of the Company’s non-voting common stock that will be offered in the over-subscription privilege.

The Company has initially filed a registration statement on Form S-1 with the U.S. Securities and Exchange Commission (the “SEC”) to effectuate the Proposed Rights Offering. The Company will provide notice of the record date and subscription price in the future at such time as they are determined.

The Company reserves the right to modify, postpone or cancel the Proposed Rights Offering at any time. There is no assurance that the Proposed Rights Offering will be completed on the terms described in this press release or at all, including with respect to any reduction in our interest expense (or any other related amendments to our term loan), as the terms of which are subject to definitive documentation with our term loan lender. There is no assurance that any or all of the proposed amendments at the Special Meeting will be approved by our stockholders or ultimately implemented by our board of directors.

A registration statement relating to these securities has been filed with the Securities and Exchange Commission but has not yet become effective. These securities may not be sold nor may offers to buy be accepted prior to the time the registration statement becomes effective. This press release does not constitute an offer to sell or the solicitation of an offer to buy nor will there be any sale of any securities referred to in this press release in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction. The Proposed Rights Offering, when commenced, will be made only by means of a prospectus meeting the requirements of the Securities Act of 1933, as amended.

Important Additional Information

This communication is being made in regard to the Company’s proxy statement for its Special Meeting and the proposals set forth therein. In connection therewith, the Company filed a preliminary proxy statement with the SEC on November 3, 2025, and the Company intends to file a definitive proxy statement with the SEC along with any other relevant documents. The definitive proxy statement will be mailed or otherwise made available through permissible means to the Company’s stockholders. BEFORE MAKING ANY VOTING DECISION, STOCKHOLDERS ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT ONCE AVAILABLE REGARDING THE PROPOSALS SET FORTH THEREIN AND ANY OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSALS SET FORTH THEREIN. Stockholders may obtain free copies of the proxy statement, any amendments or supplements thereto and other documents containing important information about the Company once such documents are filed with the SEC, through the website maintained by the SEC at www.sec.gov. Copies of the documents filed with the SEC by the Company will be available free of charge on the “Investor Relations” section of the Company’s website (https://investors.lee.net/).

The Company and the members of our board of directors may be deemed to be “participants” under the SEC rules in any solicitation of the Company’s stockholders in respect of the Company’s proposals set forth in the definitive proxy statement. Neither the Company nor any of its directors have a direct or indirect interest, by security holdings or otherwise, in the Company or the matters to be acted upon in connection with the Company’s proxy statement for the Special Meeting, except as set forth in the definitive proxy statement.

Forward Looking Statements

Certain of the Company’s statements in this press release are forward-looking statements, such as statements related to the Proposed Rights Offering (including any issuance of capital stock), any proposals brought forward at and the outcome of the vote at the Special Meeting, reduction in interest expense, enhancement of stockholder value, capital markets activities and long-term strategic planning. Any statements that are not statements of historical fact (including statements containing the words “may”, “will”, “would”, “could”, “believes”, “expects”, “anticipates”, “intends”, “plans”, “projects”, “considers” and similar expressions) generally should be considered forward-looking statements. Statements regarding our plans, strategies, prospects and expectations regarding our business and industry and our responses thereto may have on our future operations, are forward-looking statements. These forward-looking statements speak only as of the date hereof. They reflect our expectations and are not guarantees of performance. Readers are cautioned not to place undue reliance on such forward-looking statements, which are made as of the date of this release. We do not undertake to publicly update or revise our forward-looking statements, except as required by law.

About Lee

Lee Enterprises is a major subscription and advertising platform and a leading provider of local news and information with daily newspapers, rapidly growing digital products and nearly 350 weekly and specialty publications serving 72 markets in 25 states. Our core commitment is to provide valuable, intensely local news and information to the communities we serve. Our markets include St. Louis, MO; Buffalo, NY; Omaha, NE; Richmond, VA; Lincoln, NE; Madison, WI; Davenport, IA; and Tucson, AZ. Lee Common Stock is traded on the NASDAQ under the symbol LEE. For more information about Lee, please visit www.lee.net.

For further information, please contact:

Questions about the Proposed Rights Offering or requests for a copy of the prospectus may be directed to the Information Agent: Kroll Issuer Services (US) at (877) 869-0991 (Toll-Free) and (646) 825-3807 (International) or email at lee@is.kroll.com.

Investor Relations
Lee Enterprises, Incorporated
InvestorRelations@lee.net | (563) 383-2100